                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-2394                    12-3768097
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

555 Theodore Fremd Avenue Rye, New York                                 10580
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(Address of principal executive offices)                              (zip code)

       Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On  January  17,  2007,  WHX   Corporation   (the   "Company")   dismissed
PricewaterhouseCoopers   LLP  ("PwC")  as  its  independent   registered  public
accounting  firm,  effective  upon  the  completion  by PwC  of  its  procedures regarding:  (i) the  Company's  2004  Annual  Report on Form 10-K;  and (ii) the
financial  statements  of the  Company as of March 31,  2005 and for the quarter then ended, the financial  statements of the Company as of June 30, 2005 and for the quarter and six-month periods then ended and the financial statements of the
Company as of September 30, 2005 and for the quarter and nine-month periods then ended and the Forms 10-Q for 2005 in which each of the above described financial statements  will be  included.  The  decision to dismiss PwC was approved by the
Company's Audit Committee.

      The  reports of PwC on the  financial  statements  of the  Company for the fiscal  years  ended  December  31,  2005 and 2004 did not  contain  any adverse opinion or  disclaimer  of opinion  and were not  qualified  or  modified  as to uncertainty,  audit scope or  accounting  principle,  except for an  explanatory paragraph  disclosing  substantial doubt about the Company's ability to continue as a going concern.

      The Company is currently  late in filing its Form 10-K for the fiscal year ended  December  31,  2004,  although it does  anticipate  filing such Form 10-K shortly. The Company anticipates that PwC's report on the consolidated financial statements as of and for the years ended December 31, 2004 and 2003 and for each of the three  years in the  period  ended  December  31,  2004 will  contain  an explanatory  paragraph disclosing  substantial doubt about the Company's ability to continue as a going concern.

      During the fiscal  years  ended  December  31,  2005 and 2004 and  through
January  17,  2007,  there  were no  disagreements  with  PwC on any  matter  of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused  them to  make  reference  thereto  in  their  reports  on the  financial statements for such years.

      During the fiscal  years  ended  December  31,  2005 and 2004 and  through
January 17, 2007, there were no "reportable events" as that term is described in
Item  304(a)(1)(v)  of Regulation  S-K, other than as reported in Item 9A of its
2005 Annual Report on Form 10-K.  Such Item 9A disclosure  indicated  that there are material weaknesses in internal controls for the fiscal years ended December
31,  2004 and  2005,  which  continued  through  January  2007.  These  material weaknesses  include not maintaining  effective  controls in the following areas:
(i) the accuracy,  valuation and disclosure of our goodwill and intangible asset accounts and the related  impairment  expense accounts;  (ii) the accounting for income taxes,  including the  completeness and accuracy of income taxes payable, deferred income tax assets, liabilities and related valuation allowances and the income tax provision;  (iii) the completeness and accuracy of our  environmental remediation  liability  reserves;  (iv) the valuation of  long-lived  assets for impairment purposes;  (v) the accounting for derivative  instruments and hedging activities  related to precious metal  inventory;  and (vi) the  preparation and review of the consolidated statement of cash flows. Additionally,  the following material  weaknesses in disclosure  controls and  procedures  contributed to the material  weaknesses  discussed  above and were also  disclosed  in such Item 9A section:  (i) the inability to maintain a sufficient number of personnel with an appropriate  level of knowledge,  experience and training in the  application of generally accepted accounting principles  commensurate with the Company's global financial reporting  requirements and the complexity of the Company's operations and  transactions;  (ii) the  inability to maintain  appropriately  designed and documented  Company-wide  policies and  procedures;  and (iii) the  inability to maintain an effective  anti-fraud  program designed to detect and prevent fraud, including (a) an effective  whistle-blower program and (b) an ongoing program to manage  identified fraud risks.  Please see Item 9A of the Company's 2005 Annual
Report on Form 10-K for information  related to management's  remediation plans.
The  Company  has  authorized  PwC to  respond  fully  to the  inquiries  of the successor  accountant  concerning  the  subject  matter of each of the  material weaknesses described above.

      The Company's  financial  statements  for the year ended December 31, 2003 have been restated to correct the  accounting for goodwill  impairment,  certain tax matters,  and other  corrections,  including the  accounting  for derivative instruments  (specifically futures contracts on precious metals) and the related impact on inventory, and the accounting for an executive life insurance program, as  well  as the  reporting  of  investment  borrowings  in the  Company's  2003 statement of cash flows.  The Audit  Committee has discussed  these matters with
PwC. The Company's  financial  statements  for the year ended  December 31, 2003 were restated in conjunction with the filing of the Company's 2005 Annual Report on Form 10-K.  The Company has  authorized PwC to respond fully to all inquiries from the successor accountant regarding these matters.

      On January 22, 2007, the Company  engaged Grant Thornton LLP ("GT") as the
Company's  independent  registered public  accountant.  The engagement of GT was approved by the Audit Committee of the Company's Board of Directors.

      During the years ended December 31, 2005 and 2004 and through  January 22,
2007,  the  Company  did not  consult  with GT with  respect  to either  (i) the
application  of  accounting  principles  to  a  specified  transaction,   either
completed or proposed;  (ii) the type of audit opinion that might be rendered on the  Company's  financial  statements;  or (iii) any matter  that was either the subject of disagreement (as defined in Item  304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The  Company has  provided  PwC with a copy of the  foregoing  disclosure.
Attached as Exhibit 16 hereto is a copy of PwC's letter, dated January 17, 2007, in response to the foregoing disclosure related to PwC.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      -----------                           -----------
         16        Letter from  PricewaterhouseCoopers  LLP, dated as of January
                   17, 2007.

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                                  SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  January 23, 2007                   WHX CORPORATION

                                          By: /s/ Robert K. Hynes
                                              ----------------------------------
                                              Robert K. Hynes
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit No.                           Description
      -----------                           -----------

         16        Letter from  PricewaterhouseCoopers  LLP, dated as of January
                   17, 2007.

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